SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K




Current report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of Earliest Event Reported)   December 12, 1996




XEROGRAPHIC LASER IMAGES CORPORATION
(Exact name of registrant as specified in its charter)

	Delaware		     	1-11236		51-0319174
(State or other jurisdiction     (Commission         (I.R.S.
 of incorporation)                file number)      Ident. no.)

101 Billerica Avenue, 5 Billerica Park
North Billerica, MA   01862
(Address of principal executive offices)


(508) 670-5999
(Registrant's telephone, number
including area code)














Information to be included in the Report


Item 1.     	Change in Control of Registrant.

             Not applicable.

Item 2.		Acquisition or Disposition of Assets.

            Not applicable.

Item 3.		Bankruptcy or Receivership.

	Not applicable.

Item 4.		Changes in Registrant's Certifying Accountant.
Not applicable.

Item 5.		Other Information.

	Xionics Document Technologies Inc. ("Xionics" or the "Company"), (NASDAQ: Xion), Burlington, MA and Xerographic Laser Images Corporation ("XLI", (NASDAQ Bulletin Board: XLCC) North Billerica, MA announced on December 12, 1996 that the companies have terminated their Memorandum of Understanding for Xionics to acquire XLI. The two companies expect to maintain a strong relationship. Xionics has licensed XLI's resolution enhancement technology, as previously announced, and XLI has committed support and engineering services to assist Xionics in the integration of this technology into Xionics' family of image processors.

Item 6.		Resignations of Registrant's Directors.

	Not applicable.

Item 7.		Financial Statements and Exhibits.

	(1) Press Release.

Item 8.		Change in Fiscal Year.

	Not applicable.







Signatures





	Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


			Xerographic Laser Images Corporation
                           (Registrant)

Date:  December 12, 1996     By:  /s/   James L. Salerno
                                  James L. Salerno, Principal
                                  Financial and Accounting
                                  Officer